                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-12

                            GREY GLOBAL GROUP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                 FILED BY GREY GLOBAL GROUP INC.
                                                         PURSUANT TO RULE 14a-12
                                       UNDER THE SECURITIES EXCHANGE ACT OF 1934
                                         SUBJECT COMPANY: GREY GLOBAL GROUP INC.
                                                      COMMISSION FILE NO. 0-7898

FORWARD-LOOKING STATEMENTS

The statements, analyses, and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth, trends in each of the operations and financial results, the markets for products, the future development of business, and the contingencies and uncertainties of WPP Group plc ("WPP") and Grey Global Group Inc. ("Grey") to which WPP and Grey may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions, are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on WPP and Grey may not be those anticipated by management. Actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in WPP's most recent Annual Report on Form 20-F for the year ended December 31, 2003, Grey's most recent Annual Report on Form 10-K and 10K/A for the year ended December 31, 2003 and Grey's quarterly reports on Form 10-Q and other documents filed by WPP and Grey with the Securities and Exchange Commission ("SEC"). These risks and uncertainties include, without limitation, the following: the ability to promptly and effectively integrate the businesses of Grey and WPP; the reaction of WPP's and Grey's clients to the transaction and the ability to retain those clients; the ability to retain key personnel; potential client conflicts; the ability to achieve the anticipated strategic benefits of the proposed merger; the diversion of management time on merger-related issues; the effect of foreign exchange rate fluctuations; the performance of financial markets and interest rates; competitive and business factors; new tax or other government regulation; and changes in general economic conditions.

Neither WPP nor Grey undertakes, and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.


IMPORTANT LEGAL INFORMATION

This communication is being made in respect of the proposed merger involving WPP Group plc and Grey Global Inc. In connection with the proposed merger, WPP and Grey will prepare a registration statement on Form F-4 containing a proxy statement/prospectus for the stockholders of Grey to be filed with the SEC, and each will be filing other documents regarding the proposed transaction, with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GREY'S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The registration statement containing the proxy statement/prospectus and other documents will be available free of charge at the SEC's Web site, www.sec.gov. Stockholders and investors in Grey or WPP will also be able to obtain the proxy statement/prospectus and other documents free of charge by directing their requests to Grey, 777 Third Avenue, New York, NY 10017 (212-546-2000), or to WPP, 125 Park Avenue, New York, NY 10017 (212-632-2200).

Grey and its directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Grey's directors and executive officers is available in Grey's Amendment to their Annual Report on Form 10-K/A for the year ended December 31, 2003, which was filed with the SEC on April 29, 2004. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Included in this filing are the following:

    - Letter from Edward H. Meyer, Chairman and Chief Executive Officer of Grey to employees

    - Letter from Edward H. Meyer, Chairman and Chief Executive Officer of Grey to clients

Dear Colleague:

Grey is joining forces with WPP. I wish I could have communicated with you sooner about this but as you can imagine certain legal and confidentiality issues prohibited that.

What I did want to share with you was the real story behind the headline: Grey will remain Grey, our business units will remain as they are, I will remain as chairman and CEO, and our commitment to do great work for our clients will remain our focus. Overall, I think this is great news for all employees of Grey.

What's the value-added benefit to being a part of WPP, one of the world's largest and most admired communications companies? Our clients will be able to tap into a broader array of tools and resources around the world, and our employees can further expand their careers in exciting directions.

Grey made this move from a position of great strength: our business is strong and growing.

This is somewhat a bittersweet moment for me. Grey's historical independence was right for us for many years; it helped catapult us to the very top of our profession. But now, looking to the future, I am reassured, indeed inspired, by the confidence I have that Grey will remain Grey and our passion for great client work will remain our center of attention. Our ability to leverage the resources of WPP will create new and exciting opportunities.

Business as usual sounds a little trite but it's very much true. Our clients are counting on us to do the very best work we can for them and they want to make sure we remain laser-focused on their business. Let's not let them down.

As appropriate, I will communicate more with you in the days ahead. For now, however, as I always say, let's get back to work!

Ed

                                     * * * *

This presentation may contain forward-looking statements, analyses, and other information relating to the proposed merger, WPP Group plc ("WPP") and Grey Global Group Inc. ("Grey"). Such statements are not guarantees of future results. They only represent management's expectations and beliefs concerning future events and their potential effects on the company. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the merger, many of which are beyond our control.

In connection with the proposed transaction, WPP and Grey are preparing a registration statement containing a proxy statement/prospectus to be filed with the Securities and Exchange Commission. You are urged to read the registration statement containing the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents. You will be able to obtain free of charge a copy of the registration statement containing the proxy statement/prospectus, as well as other documents relating to the proposed merger, WPP and Grey, at the SEC's Web site, www.sec.gov.

Information regarding Grey's directors and executive officers who may be deemed to participate in the solicitation of proxies in respect of the proposed transaction is available in Grey's Amendment to their Annual Report for the year ended December 31, 2003, which was filed with the SEC on April 29, 2004. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Dear Valued Client of Grey Global Group:

Grey is joining forces with WPP. I wish I could have communicated with you sooner about this but as you can imagine certain legal and confidentiality issues prohibited that.

What I did want to share with you was the real story behind today's headlines:
Grey will remain Grey, our business units will remain as they are, I will remain as chairman and CEO and our commitment to do great work for our clients will remain our focus.

What's the value-added benefit to being part of WPP, one of the world's largest and most admired communications companies? Our clients will be able to tap into a broader array of tools and resources around the world, and our employees can further expand their careers in exciting directions.

Grey made this move from a position of great strength: our business is strong and growing.

Grey's historical independence was right for us for many years; it helped catapult us to the very top of our profession. But the time is right to recognize certain marketplace realities. Looking into the future, I am reassured, indeed inspired, by the confidence I have that Grey will remain Grey and our passion for great client work will remain our center of attention. Our opportunity to leverage the resources of WPP will create new and exciting opportunities.

Thank you for all the support and confidence you demonstrate in us every day.

Cordially,

Ed Meyer
Chairman & CEO
Grey Global Group

                                    * * * * *

This presentation may contain forward-looking statements, analyses, and other information relating to the proposed merger, WPP Group plc ("WPP") and Grey Global Group Inc. ("Grey"). Such statements are not guarantees of future results. They only represent management's expectations and beliefs concerning future events and their potential effects on the company. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the merger, many of which are beyond our control.

In connection with the proposed transaction, WPP and Grey are preparing a registration statement containing a proxy statement/prospectus to be filed with the Securities and Exchange Commission. You are urged to read the registration statement containing the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents. You will be able to obtain free of charge a copy of the registration statement containing the proxy statement/prospectus, as well as other documents relating to the proposed merger, WPP and Grey, at the SEC's Web site, www.sec.gov.

Information regarding Grey's directors and executive officers who may be deemed to participate in the solicitation of proxies in respect of the proposed transaction is available in Grey's Amendment to their Annual Report for the year ended December 31, 2003, which was filed with the SEC on April 29, 2004. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.